EXHIBIT 10.1

EMPLOYEE MATTERS AGREEMENT
among
NORTHROP GRUMMAN CORPORATION,
NEW P, INC.,
and
HUNTINGTON INGALLS INDUSTRIES, INC.
Dated as of [__________]

i

TABLE OF CONTENTS
(Continued)

ii

EMPLOYEE MATTERS AGREEMENT
     EMPLOYEE MATTERS AGREEMENT, dated as of [____________] (this “Employee Matters Agreement”), among Northrop Grumman Corporation, a Delaware corporation (“NGC”), New P, Inc., a Delaware corporation (“New NGC”), and Huntington Ingalls Industries, Inc., a Delaware corporation (“HII”).
RECITALS
     A. The parties to this Employee Matters Agreement, together with certain Subsidiaries of NGC, have entered into the Separation and Distribution Agreement (the “Separation Agreement”), dated as of the date hereof, pursuant to which New NGC intends to distribute to its stockholders its entire interest in HII by way of a stock dividend.
     B. The parties wish to set forth their agreements as to certain matters regarding employment, compensation and employee benefits.
AGREEMENT
     In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Table of Definitions. The following terms have the meanings set forth on the pages referenced below:

Definition	Page
Applicable Transfer Date	7
Benefit Plan	2
Converted HII Equity Compensation Award	18
Delayed Transfer Employee	7
Employee Matters Agreement	1
Employment Agreement	2
ERISA	2
Estimated Retirement Plan Transfer Amount	11
Exchange Ratio	18
Final Nonqualified Plan Transfer Amount	16
Final Nonqualified Plan Transfer Date	16
Final Retirement Plan Transfer Amount	11
Final Transfer Date	11
HII	1
HII Benefit Plans	3
HII Common Stock	18
HII Employee	3
HII Employee Liabilities	3
HII Employment Agreement	3
HII Group	3
HII Master Trust	11
HII Retained Benefit Plan	3
HII Retained DB Plans	10
HII Retained DC Plans	13
HII Retained Nonqualified Plans	15
HII Retained Welfare Plans	8
HII Retiree	3
HII Spinoff DB Plans	10
HII Spinoff DC Plans	13
HII Spinoff Nonqualified Plans	15

Table of Definitions (cont.)

Definition	Page
HII Spinoff Plans	4
HII Spinoff Welfare Plans	9
HII Welfare Plan	4
HRA	9
Initial Nonqualified Plan Transfer Amount	16
New NGC	1
New NGC Benefit Plan	4
New NGC CPU	18
New NGC Employee Liabilities	4
New NGC Employment Agreement	4
New NGC Equity Compensation Award	18
New NGC Grantor Trust	15
New NGC Group	4
New NGC Option	18
New NGC Retiree	4
New NGC RPSR	18
New NGC RSR	18
New NGC Welfare Plan	4
NGC	1
Nonqualified Plan True-Up Amount	16
Original Group	8
Plan Payee	4
Separation Agreement	1
Split DB Plans	10
Split DC Plans	13
Split Nonqualified Plans	15
Split Plans	5
Split Welfare Plans	9
True-Up Amount	12
Vendor Contract	21
Welfare Plan	5
Workers’ Compensation Event	5
     Section 1.2 Certain Defined Terms. For the purposes of this Employee Matters Agreement:
          “Benefit Plan” means, with respect to an entity, each plan, program, policy, agreement, arrangement or understanding that is a deferred compensation, executive compensation, incentive bonus or other bonus, pension, profit sharing, savings, retirement, severance pay, salary continuation, life, death benefit, health, hospitalization, sick leave, vacation pay, disability or accident insurance or other employee benefit plan, program, agreement or arrangement, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) sponsored, maintained or contributed to by such entity or to which such entity is a party or under which such entity has any obligation; provided that no New NGC Equity Compensation Award, nor any plan under which any such New NGC Equity Compensation Award is granted, shall constitute a “Benefit Plan” under this Employee Matters Agreement. In addition, no Employment Agreement shall constitute a Benefit Plan for purposes hereof.
          “Employment Agreement” means any individual employment, retention, consulting, change in control, split dollar life insurance, sale bonus, incentive bonus, severance or other individual compensatory agreement between any current or former employee and NGC or any of its Affiliates or a member of the New NGC Group or the HII Group.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

          “HII Benefit Plans” means the HII Retained Benefit Plans and the HII Spinoff Plans.
          “HII Employee” means each individual who, as of the Distribution, is employed by a member of the HII Group (including, for the avoidance of doubt, any such individual who is on a leave of absence, whether paid or unpaid, from which such employee is permitted to return (in accordance with HII’s personnel policies)).
          “HII Employee Liabilities” means all potential or actual employment and employee benefits-related or other Liabilities, whether arising before, on or after the Distribution Date, with respect to: (a) HII Employees and HII Retirees and any other persons employed by the HII Group (and their respective Plan Payees, including, without limitation, for any deferred vested benefits under any Benefit Plan); (b) any other individuals asserting rights or obligations stemming from their services to or in connection with the Shipbuilding Business; (c) HII Employment Agreements; and (d) the HII Benefit Plans (including, for avoidance of doubt, Liabilities that arise or are alleged to have arisen prior to Distribution under a Split Plan from which an HII Spinoff Plan assumed Liabilities hereunder).
          “HII Employment Agreement” means any Employment Agreement to which any member of the HII Group is a party and to which no member of the New NGC Group or NGC is a party. The HII Employment Agreements shall be the sole responsibility of one or more members of the HII Group following the Distribution.
          “HII Group” is defined in the Separation Agreement, but for convenience is duplicated here, provided that the definition in the Separation Agreement controls. HII Group means HII and each Person that will be a direct or indirect Subsidiary of HII immediately prior to the Distribution (but after giving effect to the Internal Reorganization) and each Person that is or becomes a member of the HII Group after the Distribution, including in all circumstances the predecessor and successor entities of each such Person. For the purposes of this Employee Matters Agreement, (a) New NGC shall not be deemed to be a successor entity of NGC and (b) NGC shall not be deemed to be a member of the HII Group.
          “HII Retained Benefit Plan” means any Benefit Plan that, as of the Distribution, is sponsored or maintained solely by any member of the HII Group. HII Retained Benefit Plan shall also mean any multiemployer plan (as defined in Section 3(37) of ERISA) to which any member of the HII Group contributes for the benefit of its employees. For the avoidance of doubt, no member of the HII Group shall be deemed to sponsor or maintain any Benefit Plan if its relationship to such Benefit Plan is solely to administer such Benefit Plan or provide to New NGC any reimbursement in respect of such Benefit Plan. The HII Retained Benefit Plans (excluding any multiemployer plans) shall be sponsored solely by one or more members of the HII Group following the Distribution.
          “HII Retiree” means each former employee of NGC or its Affiliates (or the predecessors thereof), including, without limitation, any such individual with deferred vested benefits under any Benefit Plan, whose last employment prior to the Distribution was with the HII Group or the Shipbuilding Business.
          “HII Spinoff Plans” means the HII Spinoff DB Plans, HII Spinoff DC Plans, HII Spinoff Nonqualified Plans and HII Spinoff Welfare Plans.
          “HII Welfare Plan” means each HII Benefit Plan that is a Welfare Plan.
          “New NGC Benefit Plan” means any Benefit Plan sponsored or maintained by any member of the New NGC Group or NGC. New NGC Benefit Plan shall also mean any multiemployer plan (as defined in Section 3(37) of ERISA) to which any member of the New NGC Group or NGC contributes for the benefit of its employees. For the avoidance of doubt, no member of the New NGC Group shall be deemed to sponsor or maintain any Benefit Plan if its relationship to such Benefit Plan is solely to administer such Benefit Plan or provide to HII any reimbursement in respect of such Benefit Plan. The New NGC Benefit Plans (excluding any multiemployer plans) shall be those Benefit Plans sponsored solely by one or more members of the New NGC Group following the Distribution.
          “New NGC Employee Liabilities” means all potential or actual employment and employee benefits-related or other Liabilities with respect to current employees and former employees of NGC and the New NGC Group, whether arising before, on or after the Distribution Date, but excluding any HII Employee Liabilities.
          “New NGC Employment Agreement” means any Employment Agreement to which any member of the New NGC Group or NGC is a party and to which no member of the HII Group (other than NGC) is or was a party or beneficiary. The New NGC Employment Agreements shall be the responsibility of one or more members of the New NGC Group following the Distribution.
          “New NGC Group” is defined in the Separation Agreement, but for convenience is duplicated here, provided that the definition in the Separation Agreement controls. New NGC Group means New NGC and each Person that will be a direct or indirect Subsidiary of New NGC immediately after the Distribution and each Person that is or becomes a member of the New NGC Group after the Distribution, including in all circumstances the predecessor and successor entities of each such Person. For the purposes of this Employee Matters Agreement, NGC shall not be deemed to be a predecessor entity of New NGC.
          “New NGC Retiree” means each former employee of NGC, any of its Affiliates and the New NGC Group, who is not an HII Retiree.
          “New NGC Welfare Plan” means each New NGC Benefit Plan that is a Welfare Plan.
          “Plan Payee” means, as to an individual who participates in a Benefit Plan, such individual’s dependents, beneficiaries, alternate payees and alternate recipients, as applicable under such Benefit Plan.

          “Split Plans” means the Split Welfare Plans, Split DB Plans, Split DC Plans and Split Nonqualified Plans.
          “Welfare Plan” means each Benefit Plan that provides life insurance, health care, dental care, vision care, employee assistance programs (EAP), accidental death and dismemberment insurance, disability, severance, vacation or other group welfare or fringe benefits and is an “employee welfare benefit plan” as described in Section 3(1) of ERISA.
          “Workers’ Compensation Event” means the event, injury, illness or condition giving rise to a workers’ compensation claim.
     Section 1.3 Other Capitalized Terms. Capitalized terms not defined in this Employee Matters Agreement shall have the meanings ascribed to them in the Separation Agreement.
ARTICLE II
GENERAL PRINCIPLES; EMPLOYEE TRANSFERS
     Section 2.1 Assumption of HII Employee Liabilities. Effective as of the Distribution, except as otherwise specifically provided in this Employee Matters Agreement, (i) the HII Group shall be solely responsible for all HII Employee Liabilities and the New NGC Group shall not retain any HII Employee Liabilities and (ii) the New NGC Group shall be solely responsible for all New NGC Employee Liabilities and the HII Group shall not retain any New NGC Employee Liabilities.
     Section 2.2 Allocation of Liabilities With Respect to Benefit Plans and Employment Agreements. Except as otherwise specifically provided in this Employee Matters Agreement, effective as of the Distribution, each HII Employee and HII Retiree (and each such individual’s Plan Payees) shall cease participation in all New NGC Benefit Plans and, as of such time, HII shall or shall cause another member of the HII Group to have in effect such HII Benefit Plans as are necessary to comply with its obligations pursuant to this Employee Matters Agreement.
          (a) Effective as of the Distribution, except as otherwise specifically provided in this Employee Matters Agreement, New NGC shall, or shall cause one or more members of the New NGC Group to, retain, pay, perform, fulfill and discharge in due course all Liabilities arising out of or relating to all New NGC Employment Agreements.
          (b) Effective as of the Distribution, except as otherwise specifically provided in this Employee Matters Agreement, HII shall, or shall cause one or more members of the HII Group to, retain, pay, perform, fulfill and discharge in due course (i) all Liabilities arising out of or relating to all HII Benefit Plans, (ii) all Liabilities arising out of or relating to all HII Employment Agreements, (iii) all Liabilities arising out of or relating to the Converted HII Equity Compensation Awards (including, without limitation, any and all Liabilities with respect to any equity award of NGC or New NGC that, through assumption and conversion, becomes a Converted HII Equity Compensation Award, as well as any and all Liabilities with respect to the assumption and conversion of such an award), and (iv) all Liabilities with respect to the employment, service, termination of employment or termination of service of all HII Employees, HII Retirees, their respective Plan Payees, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of any member of the HII Group or in any other employment, non-employment, or retainer arrangement, or relationship with any member of the HII Group), in each case to the extent arising in connection with or as a result of employment with or the performance of services for any member of the HII Group or the Shipbuilding Business. For the avoidance of doubt, from and after the Distribution, in no event will HII be required to issue, grant or award any compensation relating to HII Common Stock to any employee who is a member of the New NGC Group, and, subject to the treatment of the New NGC Equity Compensation Awards that are outstanding as of the Distribution and held by any HII Employee or HII Retiree as provided in Section 8.1, in no event will New NGC be required to issue, grant or award any compensation relating to New NGC Common Stock to any employee who is a member of the HII Group.
     Section 2.3 HII Benefit Plans and HII Employment Agreements(a) . Schedule 2.3 sets forth a complete list of all material HII Benefit Plans and HII Employment Agreements. Effective as of the Distribution, HII or another member of the HII Group shall, as applicable in accordance with this Employee Matters Agreement, adopt, continue or, to the extent necessary, assume sponsorship of each HII Benefit Plan and HII Employment Agreement, and the New NGC Group shall use reasonable efforts to transfer or cause to be transferred to HII all plan documents, trust agreements, insurance policies, administrative agreements, and other agreements and instruments reasonably required for the maintenance and administration of the HII Benefit Plans and the HII Employment Agreements. To facilitate HII’s establishment of the HII Spinoff Plans, New NGC shall, prior to Distribution, provide HII with draft plan documents of the HII Spinoff Plans for HII’s review and consideration. New NGC shall endeavor to ensure that such draft plan documents accurately replicate the material terms of the respective Split DC Plans, Split DB Plans, Split Welfare Plans and Split Nonqualified Plans, but New NGC makes no representation or warranty that the draft plan documents do so or that draft plan documents satisfy any applicable legal requirements and New NGC expressly disclaims any and all liability related to the draft HII Spinoff Plans.
     Effective on the Distribution Date, the HII Group shall be exclusively responsible for administering each HII Benefit Plan and each HII Employment Agreement in accordance with its terms and for all obligations and liabilities with respect to the HII Benefit Plans and HII Employment Agreements and all benefits owed to participants in the HII Benefit Plans and individuals who are parties to the HII Employment Agreements, whether arising before, on or after the Distribution Date. Except as specifically provided herein, HII shall not assume sponsorship, maintenance or administration of any Benefit Plan or Employment Agreement that is not an HII Benefit Plan or an HII Employment Agreement or receive or assume any assets or liabilities in connection with any such Benefit Plan or Employment Agreement.
     Section 2.4 Plan-Related Litigation. Notwithstanding anything herein to the contrary, the management of the defense of all litigation related to the New NGC Benefit

Plans, the New NGC Employment Agreements, the HII Benefit Plans and the HII Employment Agreements shall be governed by the Litigation Management Agreement, and this Employee Matters Agreement shall govern the allocation of Liabilities related to any such litigation. For the avoidance of doubt, if such litigation relates solely to matters occurring after the Distribution with respect to a Benefit Plan or an Employment Agreement: (a) if such Benefit Plan or Employment Agreement is an HII Benefit Plan or an HII Employment Agreement, the HII Group shall be solely responsible for such litigation and any liabilities with respect thereto, and (b) if such Benefit Plan or Employment is a New NGC Benefit Plan or a New NGC Employment Agreement, the New NGC Group shall be solely responsible for such litigation and any liabilities with respect thereto.
     Section 2.5 Vacation and Sick Pay. HII shall assume responsibility for accrued vacation and sick pay and any other paid time off attributable to HII Employees and HII Retirees as of the Distribution, or Applicable Transfer Date.
     Section 2.6 Employee Transfers. Upon mutual agreement of HII and New NGC any employee whose employment transfers within 45 days after the Distribution from the New NGC Group to the HII Group or from the HII Group to the New NGC Group because they were inadvertently and erroneously treated as employed by the wrong employer on the Distribution Date, and who was continuously employed by a member of the HII Group or the New NGC Group (as applicable) from the Distribution through the date such employee commences active employment with a member of the New NGC Group or HII Group (as applicable) shall be a “Delayed Transfer Employee.” Except as otherwise specifically provided in this Employee Matters Agreement, such Delayed Transfer Employees shall be treated in the same manner as HII Employees as specified in this Employee Matters Agreement, to the extent practicable in compliance with applicable Law and the Employee Plans. For purposes of this Employee Matters Agreement, the date on which a Delayed Transfer Employee actually commences employment with the HII Group or the New NGC Group (as applicable) is referred to as such individual’s “Applicable Transfer Date” and such Applicable Transfer Date shall, except as expressly provided herein and in compliance with Law applicable to the Employee Plans, be treated as the Distribution Date for Delayed Transfer Employees where the Distribution Date is referenced in this Employee Matters Agreement. Notwithstanding anything herein to the contrary, the mutual agreement with respect to, and Applicable Transfer Date of, any Delayed Transfer Employee must occur on or before 45 days after Distribution.
     Section 2.7 Annual Bonuses. HII shall be solely responsible for all annual bonuses earned by HII Employees and HII Retirees with respect to periods ending on or after January 1, 2011.
ARTICLE III
SERVICE CREDIT
     Section 3.1 Service Credit for Employee Transfers. The Benefit Plans shall provide the following service crediting rules effective as of the Distribution:

          (a) If a Delayed Transfer Employee becomes employed by a member of the New NGC Group or HII Group on or before 45 days after the Distribution then such Delayed Transfer Employee’s service with the HII Group or the New NGC Group (as applicable) following the Distribution shall be recognized for purposes of eligibility, vesting and pension credit under the appropriate Benefit Plans, subject to the terms of those plans.
          (b) If a former employee of HII Group or New NGC Group (such Group, the “Original Group”) (whether or not a Delayed Transfer Employee) becomes employed by a member of the other Group (such Group, the “Transferee Group”) either (i) later than 45 days after the Distribution or (ii) without having been continuously employed by a member of the Original Group from the Distribution through the date such former employee commences active employment with a member of the Transferee Group, then the Benefits Plans of the Transferee Group will not recognize for any purpose such individual’s service with the Original Group before or after the Distribution, except to the extent required by Law. If a former employee is rehired by his or her Original Group then all such individual’s service shall be recognized by the Benefit Plans of the Original Group to the extent required by Law.
     Section 3.2 HII Benefit Plans. From and after the Distribution, or Applicable Transfer Date, HII shall, and shall cause its affiliates and successors to, provide credit under the HII Benefit Plans to HII Employees and HII Retirees for their service with HII and its predecessors and affiliates (including but not limited to NGC and any of its Affiliates, HII Group, New NGC and the New NGC Group) for all purposes to the same extent that such service was recognized under the relevant New NGC Benefit Plans. For avoidance of doubt, service shall be credited for all purposes, including but not limited to, benefit accrual, determining eligibility to participate, vesting, eligibility to retire, and eligibility for subsidized post-retirement welfare benefits and the amount of such subsidy; provided, however, that service shall not be recognized to the extent that such recognition would result in the duplication of benefits.
ARTICLE IV
CERTAIN WELFARE BENEFIT PLAN MATTERS
     Section 4.1 HII Retained Welfare Plans. HII shall cause a member of the HII Group to retain, or to the extent necessary, assume sponsorship of any HII retained welfare plans (the “HII Retained Welfare Plans”) and take all necessary actions to continue contributions to the HII Retained Benefit Plans that are multiemployer Welfare Plans. To the extent necessary, prior to the Distribution, HII shall cause a member of the HII Group to assume sponsorship of the HII Retained Welfare Plans. New NGC shall use reasonable efforts to transfer or cause to be transferred to a member of the HII Group all plan documents, trust agreements, insurance policies, administrative agreements and other agreements and instruments reasonably required for the maintenance and administration of the HII Retained Welfare Plans. From and after the Distribution, the HII Group shall be exclusively responsible for all obligations and liabilities with respect to the HII Retained Welfare Plans, and all benefits owed to participants in the HII Retained Welfare Plans, whether accrued before, on or after the Distribution.

     Section 4.2 HII Spinoff Welfare Plans. Effective not later than the Distribution, HII or a member of the HII Group shall establish certain welfare benefit plans (such plans, the “HII Spinoff Welfare Plans”). Each HII Spinoff Welfare Plan shall have terms and features (including benefit coverage options and employer contribution provisions) that are substantially identical to one of the Benefit Plans listed on Schedule 4.2 (such Benefit Plans, the “Split Welfare Plans”) such that (for avoidance of doubt), each Split Welfare Plan is substantially replicated by an HII Spinoff Welfare Plan. Each HII Spinoff Welfare Plan shall assume all liability from the corresponding Split Welfare Plan with respect to, and shall provide benefits to, those HII Employees and HII Retirees and their respective Plan Payees who immediately prior to the Distribution were participating in, or entitled to present or future benefits under the corresponding Split Welfare Plan. From and after the Distribution, HII and the HII Group shall be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the HII Spinoff Welfare Plans, whether accrued before, on or after the Distribution. For avoidance of doubt, the HII Spinoff Welfare Plans shall have the sole obligation to provide benefits attributable to any lost participants who were formerly employed in the Shipbuilding Business.
     Section 4.3 Continuation of Elections. As of the Distribution, HII shall cause the HII Spinoff Welfare Plans to recognize and maintain all elections and designations (including, without limitation, all coverage and contribution elections and beneficiary designations) in effect with respect to HII Employees, HII Retirees and Delayed Transfer Employees prior to the Distribution under the corresponding Split Welfare Plan and apply such elections and designations under the HII Spinoff Welfare Plans for the remainder of the period or periods for which such elections or designations are by their original terms effective.
     Section 4.4 Deductibles and Other Cost-Sharing Provisions. As of the Distribution (or Applicable Transfer Date with respect to a Delayed Transfer Employee), HII shall cause the HII Spinoff Welfare Plans to recognize all amounts applied to deductibles, co-payments and out-of-pocket maximums with respect to HII Employees, HII Retirees and Delayed Transfer Employees under the corresponding Split Welfare Plan during the plan year in which the Distribution or Applicable Transfer Date occurs, and the HII Spinoff Welfare Plans will not impose any limitations on coverage for preexisting conditions other than such limitations as were applicable under the comparable Benefit Plans prior to the Distribution or Applicable Transfer Date.
     Section 4.5 Flexible Spending Account Treatment. With respect to the portion of a Split Welfare Plan that consists of medical and dependent care flexible spending accounts, as of the Distribution, HII shall be solely responsible for all liabilities with respect thereto, and the applicable HII Spinoff Welfare Plan shall, as required under Section 4.3, give effect to the elections of HII Employees and HII Retirees that were in effect under the Split Welfare Plan as of the Distribution.
     Section 4.6 Health Reimbursement Arrangement Treatment. With respect to the portion of a Split Welfare Plan that is a health reimbursement arrangement (as defined in IRS Notice 2002-45) (“HRA”), as of the Distribution, HII shall cause the applicable HII Spinoff Welfare Plan to credit each HII Employee and HII Retiree who had an HRA balance under the Split Welfare Plan immediately prior to the Distribution with an HRA balance equal to the HRA balance he or she had under the Split Welfare Plan immediately prior to the Distribution. With respect to a Delayed Transfer Employee who had an HRA balance under the Split Welfare Plan immediately prior to his or her Applicable Transfer Date, HII shall cause the applicable HII Spinoff Welfare Plan to credit to the Delayed Transfer Employee with an HRA balance equal to the HRA balance he or she had under the Split Welfare Plan immediately prior to his or her Applicable Transfer Date.
     Section 4.7 Workers’ Compensation. The HII Group shall be responsible for processing all workers’ compensation claims of HII Employees and HII Retirees, regardless of when the Workers’ Compensation Event occurred. Coverage for such claims shall be as specified in the Insurance Matters Agreement.
ARTICLE V
TAX-QUALIFIED DEFINED BENEFIT PLANS
     Section 5.1 HII Retained Defined Benefit Plans. Prior to the Distribution, HII shall cause a member of the HII Group to retain or, to the extent necessary, assume sponsorship of the HII Retained Defined Benefit Plans (and their related trusts) set forth on Schedule 5.1 (the “HII Retained DB Plans”) and take all necessary actions to continue contributions to the HII Retained DB Plans that are multiemployer defined benefit pension plans. New NGC shall use reasonable efforts to transfer or cause to be transferred to a member of the HII Group all plan documents, trust agreements, insurance policies, administrative agreements and other agreements and instruments reasonably required for the maintenance and administration of the HII Retained DB Plans. From and after the Distribution, the HII Group shall be exclusively responsible for all obligations and liabilities with respect to the HII Retained DB Plans, all assets of the HII Retained DB Plans, and all benefits owed to participants in the HII Retained DB Plans, whether accrued before, on or after the Distribution.
     Section 5.2 HII Spinoff DB Plans.
          (a) Effective as of the Distribution, HII or another member of the HII Group shall establish certain defined benefit plans that qualify under Code Section 401(a), along with a related master trust or trusts that is exempt under Code Section 501(a) (such plans and trusts, the “HII Spinoff DB Plans”). Each HII Spinoff DB Plan shall have terms and features (including benefit accrual provisions) that are substantially identical to one of the Benefit Plans listed on Schedule 5.2(a) (such Benefit Plans, the “Split DB Plans”), such that (for avoidance of doubt), each Split DB Plan is substantially replicated by a corresponding HII Spinoff DB Plan. Each HII Spinoff DB Plan shall assume liability for all benefits accrued or earned (whether or not vested) by HII Employees and HII Retirees and their respective Plan Payees under the corresponding Split DB Plan as of the Distribution. HII or a member of the HII Group shall be solely responsible for taking all necessary, reasonable, and appropriate actions (including the submission of the HII Spinoff DB Plans to the Internal Revenue Service for a determination of tax-qualified status) to establish, maintain and administer the HII Spinoff DB Plans so that they are qualified under Section 401(a) of the Code and that the related trusts thereunder are exempt under

Section 501(a) of the Code. The portion of liabilities relating to HII Employees, HII Retirees and Delayed Transfer Employees and their respective Plan Payees shall cease to be liabilities of the applicable Split DB Plan, and shall be assumed by the corresponding HII Spinoff DB Plan in accordance with this Section and Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.
          (b) A master trust (the “HII Master Trust”) has been established to hold the assets of the HII Spinoff DB Plans and the HII Retained Plans, and NGC has caused certain marketable securities to be transferred to the HII Master Trust. The HII Spinoff Plans currently participating in the HII Master Trust as of the date of this Employee Matters Agreement are specified on Schedule 5.2(b)(i). As of the Distribution, New NGC or a member of the New NGC Group shall cause its actuary to determine the estimated value, as of the Distribution, of the assets required to be held on behalf of each HII Spin-Off DB Plan in accordance with the assumptions and valuation methodology set forth on Schedule 5.2(b)(ii) (the “Estimated Retirement Plan Transfer Amount” for each such plan). Prior to or as of the Distribution, New NGC or a member of the New NGC Group shall cause the trust for each Split DB Plan to transfer to the HII Master Trust on behalf of each corresponding HII Spinoff DB Plan an amount in cash or in kind equal to the Estimated Retirement Plan Transfer Amount for such plan, less amounts already held by the HII Master Trust as of the Distribution on behalf of the applicable HII Spinoff DB Plan. With respect to amounts included in the Estimated Retirement Plan Transfer Amount for private equity, real estate, infrastructure and hedge fund partnerships, New NGC shall cause the trust(s) in which the Split DB Plans participate to transfer to the HII Master Trust the cash value of such assets, as determined as of the end of the month prior to the month in which the Distribution occurs, adjusted to reflect interest in accordance with the methodology set forth on Schedule 5.2(b)(iii) from such month-end through the day before the day such cash transfer is made (which shall be no later than forty-five (45) days after the Distribution Date).
          (c) Within twelve (12) months following the Distribution, New NGC or a member of the New NGC Group shall cause its actuary to provide HII with a revised calculation of the value, as of the Distribution, of the assets to be transferred to each HII Spinoff DB Plan determined in accordance with the assumptions and valuation methodology determined by New NGC using the assumptions specified on Schedule 5.2(b)(ii) and reflecting any Delayed Transfer Employees and their respective Applicable Transfer Dates and any demographic updates (the “Final Retirement Plan Transfer Amount” for each such plan).
          (d) Within 45 days of the receipt from the actuary of the determination of the Final Retirement Plan Transfer Amount, New NGC shall cause each Split DB Plan to transfer to the corresponding HII Spinoff DB Plan (the date of each such transfer, the “Final Transfer Date” for each such plan) an amount in cash or in kind equal to (i) the Final Retirement Plan Transfer Amount, minus (ii) the sum of (A) the Estimated Retirement Plan Transfer Amount and (B) the aggregate amount of payments made from the Split DB Plan to HII Employees, HII Retirees and Delayed Transfer Employees and their respective Plan Payees in order to satisfy any benefit obligation with respect to such participants following the Distribution, or Applicable Transfer Date for Delayed Transfer Employees,

plus (iii) any payments made from an HII Spinoff DB Plan to a Delayed Transfer Employee prior to when such Delayed Transfer Employee transferred from the HII Group to the New NGC Group (such amount the “True-Up Amount”). However, if the True-Up Amount is a negative number with respect to any HII Spinoff DB Plan, New NGC shall not be required to cause any such additional transfer and instead HII shall be required to cause a transfer of cash within 45 days of the receipt of written notification by New NGC from such HII Spinoff DB Plan to the corresponding Split DB Plan the amount by which the sum of clauses (ii)(A) and (B) above, minus the amount in (iii) above, exceeds the Final Retirement Plan Transfer Amount. The True-Up Amount or the amount described in the immediately-preceding sentence shall be adjusted to reflect earnings or losses as described in Schedule 5.2(d). The parties hereto acknowledge that the Split DB Plans’ transfer of the True-Up Amounts to the corresponding HII Spinoff DB Plans shall be in full settlement and satisfaction of the obligations of New NGC and the Split DB Plans to transfer assets to the HII Spinoff DB Plans pursuant to this Section.
               The True-Up Amount shall be paid from each Split DB Plan to the corresponding HII Spinoff DB Plan in cash according to the principles described in Section 5.2(b), and adjusted to reflect earnings or losses and expenses during the period from the Distribution (or Applicable Transfer Date with respect to Delayed Transfer Employees) to the day before the Final Transfer Date. Such earnings or losses shall be determined in accordance with the methodology set forth in Schedule 5.2(d) from the Distribution Date through the date the True-Up Amount is paid. In the event that HII is obligated to cause any HII Spinoff DB Plan to reimburse the corresponding Split DB Plan pursuant to this Section (or with respect to any earnings calculation attributable to individuals rehired by New NGC in accordance with this Section), such reimbursement or earnings calculation shall be performed in accordance with the same principles set forth herein (including, without limitation, earnings or losses in accordance with the methodology set forth in Schedule 5.2(d)) with respect to the payment of the True-Up Amount.
          (e) From and after the Distribution, HII and the members of the HII Group shall be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the HII Spinoff DB Plans, whether accrued before, on or after the Distribution. For avoidance of doubt, the HII Spinoff DB Plans shall have the sole and exclusive obligation to restore the unvested accrued benefits attributable to any individual who becomes employed by a member of the HII Group and whose employment with NGC or any of its Affiliates or a member of the New NGC Group terminated on or before the Distribution at a time when such individual’s benefits under the Split DB Plan were not fully vested. Furthermore, the HII Spinoff DB Plans shall have the sole obligation to restore accounts attributable to any lost participants who were formerly employed in the Shipbuilding Business.
     Section 5.3 Continuation of Elections. As of the Distribution Date, HII (acting directly or through a member of the HII Group) shall cause the HII Spinoff DB Plans to recognize and maintain all existing elections, including, but not limited to, beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to HII Employees, HII Retirees and Delayed

Transfer Employees and their respective Plan Payees under the corresponding Split DB Plan.
ARTICLE VI
U.S. TAX-QUALIFIED DEFINED CONTRIBUTION PLANS
     Section 6.1 HII Retained Defined Contribution Plans. Prior to the Distribution, HII shall cause a member of the HII Group to retain or, to the extent necessary, assume sponsorship of the HII Retained Defined Contribution Plans (and their related trusts) set forth on Schedule 6.1 (the “HII Retained DC Plans”) and take all necessary actions to continue contributions to the HII Retained DC Plans that are multiemployer defined contribution pension plans. New NGC shall use reasonable efforts to transfer or cause to be transferred to a member of the HII Group all plan documents, trust agreements, insurance policies, administrative agreements and other agreements and instruments reasonably required for the maintenance and administration of the HII Retained DC Plans. From and after the Distribution, the HII Group shall be exclusively responsible for all obligations and liabilities with respect to the HII Retained DC Plans, all assets of the HII Retained DC Plans, and all benefits owed to participants in the HII Retained DC Plans, whether accrued before, on or after the Distribution.
     Section 6.2 HII Spinoff DC Plans.
          (a) Effective as of the Distribution, HII or another member of the HII Group shall establish certain defined contribution plans that qualify under Code Section 401(a), and a related master trust or trusts exempt under Code Section 501(a) (such plans and trusts, the “HII Spinoff DC Plans”). Each HII Spinoff DC Plan shall have terms and features (including employer contribution provisions) that are substantially identical to one of the Benefit Plans listed on Schedule 6.2 (such Benefit Plans, the “Split DC Plans”) such that (for avoidance of doubt), each Split DC Plan is substantially replicated by a corresponding HII Spinoff DC Plan. HII or a member of the HII Group shall be solely responsible for taking all necessary, reasonable, and appropriate actions (including the submission of the HII Spinoff DC Plans to the Internal Revenue Service for a determination of tax-qualified status) to establish, maintain and administer the HII Spinoff DC Plans so that they are qualified under Section 401(a) of the Code and that the related trusts thereunder are exempt under Section 501(a) of the Code. Each HII Spinoff DC Plan shall assume liability for all benefits accrued or earned (whether or not vested) by HII Employees and HII Retirees and their respective Plan Payees under the corresponding Split DC Plan as of the Distribution.
          (b) On or as soon as reasonably practicable following the Distribution, New NGC or a member of the New NGC Group shall cause each Split DC Plan to transfer to the applicable HII Spinoff DC Plan, and HII or another member of the HII Group shall cause such HII Spinoff DC Plan to accept the transfer of, the accounts, liabilities and related assets in such Split DC Plan attributable to HII Employees and HII Retirees and their respective Plan Payees. The transfer of assets shall be in cash or in kind (as determined by the transferor) and include outstanding loan balances and amounts forfeited by HII Retirees that have not yet been reallocated or applied to the payment of contributions or expenses and be conducted in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA.
          (c) As soon as reasonably practicable (but not later than 30 days) following the Applicable Transfer Date of a Delayed Transfer Employee who transfers employment from a member of the New NGC Group to a member of the HII Group within 45 days following the Distribution, New NGC or a member of the New NGC Group shall cause the accounts, related liabilities, and related assets in the corresponding Split DC Plan(s) attributable to such Delayed Transfer Employee and their respective Plan Payees (including any outstanding loan balances) to be transferred in cash or in kind (as determined by the transferor) (in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA) to the applicable HII Spinoff DC Plan(s) and HII or a member of the HII Group shall cause the applicable HII Spinoff DC Plan(s) to accept such transfer of accounts, liabilities and assets.
          (d) In the event a Delayed Transfer Employee is an HII Employee who returns to employment with New NGC or a member of the New NGC Group, then, as soon as reasonably practicable (but not later than 30 days thereafter), HII or a member of the HII Group shall cause the accounts, related liabilities, and related assets in the corresponding HII Spinoff DC Plan(s) attributable to such Delayed Transfer Employee and their respective Plan Payees (including any outstanding loan balances) to be transferred in cash or in-kind (as determined by the transferor) in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA to the applicable Split DC Plan(s). New NGC or a member of the New NGC Group shall cause the applicable Split DC Plan(s) to accept such transfer of accounts, liabilities and assets.
          (e) From and after the Distribution, except as specifically provided in paragraph (d) above, HII and the HII Group shall be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the HII Spinoff DC Plans, whether accrued before, on or after the Distribution. For avoidance of doubt, the HII Spinoff DC Plans shall have the sole and exclusive obligation to restore the unvested portion of any account attributable to any individual who becomes employed by a member of the HII Group and whose employment with NGC or any of its Affiliates, or a member of the New NGC Group terminated on or before the Distribution at a time when such individual’s benefits under the Split DC Plans were not fully vested. Furthermore, the HII Spinoff DC Plans shall have the sole obligation to restore accounts attributable to any lost participants who were formerly employed in the Shipbuilding Business.
     Section 6.3 Continuation of Elections. As of the Distribution, HII (acting directly or through a member of the HII Group) shall cause the HII Spinoff DC Plans to recognize and maintain all elections, including, but not limited to, deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to HII Employees, HII Retirees and Delayed Transfer Employees and their respective Plan Payees under the corresponding Split DC Plan; provided, that, investment elections relating to the Northrop Grumman stock fund shall be as determined by the appropriate fiduciary of the HII Split DC Plans.

     Section 6.4 Contributions Due. All contributions payable to the Split DC Plans with respect to employee deferrals, matching contributions and employer contributions for HII Employees through the Distribution Date, determined in accordance with the terms and provisions of the Split DC Plans, ERISA and the Code, shall be paid by New NGC or a member of the New NGC Group to the appropriate Split DC Plan prior to the date of any asset transfer described in Section 6.2.
ARTICLE VII
NONQUALIFIED RETIREMENT PLANS
     Section 7.1 HII Retained Nonqualified Plans.
          (a) Prior to the Distribution, HII shall cause a member of the HII Group to retain or, to the extent necessary, assume sponsorship of the HII Retained Nonqualified Plans set forth on Schedule 7.1(a) (the “HII Retained Nonqualified Plans”). New NGC shall use reasonable efforts to transfer or cause to be transferred to a member of the HII Group all plan documents, administrative agreements and other agreements and instruments reasonably required for the maintenance and administration of the HII Retained Nonqualified Plans. From and after the Distribution, the HII Group shall be exclusively responsible for all obligations and liabilities with respect to the HII Retained Nonqualified Plans, and all benefits owed to participants in the HII Retained Nonqualified Plans, whether accrued before, on or after the Distribution.
          (b) Unless New NGC and HII agree otherwise before the Distribution, prior to or on the Distribution Date, New NGC shall cause to be transferred, to one or more grantor trusts established or maintained by HII as designated by HII, cash equal to the amount of the assets held under any grantor trust maintained by a member of the New NGC Group (each a “New NGC Grantor Trust”) that are allocated in the records of such New NGC Grantor Trust to pay benefits under the HII Retained Nonqualified Plans specified on Schedule 7.1(b). The amount of assets to be so transferred shall be determined by the actuary selected by the New NGC Group.
     Section 7.2 HII Spinoff Nonqualified Plans.
          (a) Effective as of the Distribution, HII or another member of the HII Group shall establish certain nonqualified retirement plans (such plans, the “HII Spinoff Nonqualified Plans”). Each HII Spinoff Nonqualified Plan shall have terms and features (including employer contribution provisions) that are substantially identical to one of the NGC Benefit Plans listed on Schedule 7.2(a) (such plans, the “Split Nonqualified Plans”) such that (for avoidance of doubt), each Split Nonqualified Plan is substantially replicated by a corresponding HII Spinoff Nonqualified Plan. Except as specifically provided in Section 7.6, HII or a member of the HII Group shall be solely responsible for taking all necessary, reasonable, and appropriate actions to establish, maintain and administer the HII Spinoff Nonqualified Plans so that they do not result in adverse tax consequences under Code Section 409A. Each HII Spinoff Nonqualified Plan shall assume liability for all benefits accrued or earned (whether or not vested) by HII Employees and HII Retirees and their respective Plan Payees under the corresponding Split Nonqualified Plan as of the

Distribution. From and after the Distribution, HII and the HII Group shall be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the HII Spinoff Nonqualified Plans, whether accrued before, on or after the Distribution. Furthermore, HII and the HII Group shall have the sole obligation to restore in the HII Spinoff Nonqualified Plans benefits under the Split Nonqualified Plans attributable to any lost participants who were formerly employed in the Shipbuilding Business.
          (b) Unless New NGC and HII agree otherwise before the Distribution, prior to or on the Distribution Date, New NGC or a member of the New NGC Group shall cause its actuary to determine the estimated value, as of the Distribution, of the amount of assets to be transferred from the New NGC Grantor Trusts to one or more grantor trusts established or maintained by HII as designated by HII with respect to the HII Spinoff Nonqualified Plans specified on Schedule 7.2(b) (the “Initial Nonqualified Plan Transfer Amount”). The Initial Nonqualified Plan Transfer Amount shall equal, for each such HII Spinoff Nonqualified Plan, (i) the total assets held by the applicable New NGC Grantor Trust multiplied by (ii) a fraction, (A) the numerator of which is the total value of accrued benefits allocated to such HII Spinoff Nonqualified Plan under such New NGC Grantor Trust, and (B) the denominator of which is the total value of all accrued benefits under all plans for which such New NGC Grantor Trust is intended to pay all or a portion of the benefits. For purposes of this Section 7.2(b), the value of accrued benefits shall be determined by the actuary selected by the New NGC Group.
          (c) Within twelve (12) months following the Distribution, New NGC or a member of the New NGC Group shall cause its actuary to provide HII with a revised calculation of the value, as of the Distribution, of the assets to be transferred with respect to each HII Spinoff Nonqualified Plans specified on Schedule 7.2(b), as determined by the actuary selected by the New NGC Group, and reflecting any Delayed Transfer Employees and their respective Applicable Transfer Dates and any demographic updates (the “Final Nonqualified Plan Transfer Amount” for each such plan).
          (d) Within forty-five (45) days of the receipt from the actuary of the determination of the Final Nonqualified Plan Transfer Amount, New NGC shall cause the applicable New NGC Grantor Trust to transfer to a grantor trust specified by HII (the date of each such transfer, the “Final Nonqualified Plan Transfer Date” for each such plan) an amount in cash equal to (i) the Final Nonqualified Plan Transfer Amount, minus (ii) the sum of (A) the Initial Nonqualified Plan Transfer Amount and (B) the aggregate amount of payments made pursuant to the Split Nonqualified Plan to HII Employees, HII Retirees and Delayed Transfer Employees and their respective Plan Payees in order to satisfy any benefit obligation with respect to such participants following the Distribution, or Applicable Transfer Date for Delayed Transfer Employees, plus (iii) any payments made from an HII Spinoff Nonqualified Plan specified on Schedule 7.2(b) to a Delayed Transfer Employee prior to when such Delayed Transfer Employee transferred from the HII Group to the New NGC Group (such amount the “Nonqualified Plan True-Up Amount”). However, if the Nonqualified Plan True-Up Amount is a negative number with respect to any HII Spinoff Nonqualified Plan, New NGC shall not be required to cause any such additional transfer and instead HII shall be required to cause a transfer of cash within forty-five (45) days of the receipt of written notification by New NGC from the relevant HII grantor trust to the New NGC Grantor Trust specified by New NGC the amount by which the sum of clauses (ii)(A) and (B) above, minus the amount in (iii) above, exceeds the Final Nonqualified Plan Transfer Amount. The Nonqualified Plan True-Up Amount or the amount described in the immediately-preceding sentence shall be adjusted to reflect earnings or losses as described in Schedule 7.2(d). The parties hereto acknowledge that the New NGC Grantor Trusts’ transfer of the Nonqualified Plan True-Up Amounts to an HII grantor trust shall be in full settlement and satisfaction of the obligations of New NGC and the New NGC Grantor Trusts to transfer assets to HII or any HII grantor trust pursuant to this Section 7.2(d).
     Section 7.3 No Distributions On Separation. New NGC and HII acknowledge that neither the Distribution nor any of the other transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the other Ancillary Agreements will trigger a payment or distribution of compensation under any Benefit Plan that is a nonqualified retirement plan for any HII Employee or HII Retiree and, consequently, that the payment or distribution of any compensation to which any HII Employee or HII Retiree is entitled under any HII Retained Nonqualified Plan or HII Spinoff Nonqualified Plan will occur upon such HII Employee’s or HII Retiree’s separation from service from the HII Group or at such other time as provided in such HII Retained Nonqualified Plan or HII Spinoff Nonqualified Plan or such HII Employee’s or HII Retiree’s deferral election.
     Section 7.4 Section 409A. New NGC and HII shall cooperate in good faith so that the Distribution will not result in adverse tax consequences under Code Section 409A to any current or former employee of any member of the New NGC Group or any member of the HII Group, or their respective Plan Payees, in respect of his or her benefits under any New NGC Benefit Plan or HII Benefit Plan.
     Section 7.5 Continuation of Elections. As of the Distribution, HII (acting directly or through a member of the HII Group) shall cause each HII Spinoff Nonqualified Plan to recognize and maintain all elections, including, but not limited to, deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to HII Employees, HII Retirees and their Plan Payees under the corresponding Split Nonqualified Plan; provided, that investment elections relating to a Northrop Grumman stock fund under a Split Nonqualified Plan shall be as determined by the appropriate party with investment authority for such HII Spinoff Nonqualified Plan.
     Section 7.6 Delayed Transfer Employees. Any Delayed Transfer Employee who transfers to the HII Group within 45 days following the Distribution shall be treated in the same manner as an HII Employee under this Article VII. As indicated in Section 2.6, such a Delayed Transfer Employee’s Applicable Transfer Date shall be treated as the Distribution Date. In addition, if a Delayed Transfer Employee transfers from the HII Group to the New NGC Group within 45 days following the Distribution, the New NGC Group shall assume and be solely responsible, pursuant to the terms of the applicable Split

Nonqualified Plan, for any benefits accrued by such individual under any HII Spinoff Nonqualified Plan, and the HII Group shall have no liability with respect thereto.
ARTICLE VIII
NEW NGC EQUITY COMPENSATION AWARDS
     Section 8.1 General Treatment of Outstanding New NGC Equity Compensation Awards. Notwithstanding any other provision of this Employee Matters Agreement or the Separation Agreement to the contrary, from and after the Distribution, each outstanding option award to purchase New NGC Common Stock (“New NGC Option”) and each restricted performance stock right award with respect to New NGC Common Stock that relates to a performance period ending after January 1, 2011 (“New NGC RPSR”), restricted stock right award with respect to New NGC Common Stock (“New NGC RSR”) and cash performance unit award subject to the terms of a New NGC long-term incentive cash plan (“New NGC CPU”), in each case that was granted under or pursuant to any equity compensation plan or arrangement of New NGC (each such New NGC Option, New NGC RPSR, New NGC RSR or New NGC CPU, a “New NGC Equity Compensation Award”), that, as of the Distribution, is held by any HII Employee (which for purposes of this Section 8.1, shall not include any Delayed Transfer Employees) or HII Retiree, shall be assumed by HII (each such assumed New NGC Equity Compensation Award, a “Converted HII Equity Compensation Award”). Except for cash performance unit awards, in connection with the assumption by HII, each Converted HII Equity Compensation Award shall be adjusted into an option award, restricted performance stock right award or restricted stock right award, as applicable, with respect to shares of HII common stock, par value $1.00 per share (“HII Common Stock”), having the same intrinsic value as the applicable New NGC Equity Compensation Award using an exchange ratio (the “Exchange Ratio”) equal to the closing price of a share of New NGC Common Stock on the last regular trading day immediately prior to the Distribution Date based on “regular way” trading divided by the closing price of a share of HII Common Stock on the first day on or after the Distribution Date on which HII Common Stock trades on a “regular way” basis, with such adjustments subject to appropriate rounding and to be effective upon the Distribution. The per share exercise price of any Converted HII Equity Compensation Award that is a stock option shall also be adjusted effective upon the Distribution by dividing the applicable per share exercise price of the stock option as in effect immediately prior to the Distribution by the Exchange Ratio, with the result rounded up to the nearest whole cent. The performance criteria applicable to any Converted HII Equity Compensation Awards that are restricted performance stock rights and cash performance unit awards shall also be adjusted so that the applicable performance criteria are measured based on New NGC performance criteria through December 31, 2010, and HII performance criteria following such date through the end of the applicable performance period. Prior to the Distribution, HII shall establish equity compensation plans, so that upon the Distribution, HII shall have in effect an equity compensation plan containing substantially the same terms as each original New NGC equity compensation plan under which any Converted HII Equity Compensation Award was granted. From and after the Distribution, each Converted HII Equity Compensation Award shall be subject to the terms of the applicable HII equity compensation plan, the award agreement governing such Converted HII Equity Compensation Award and any Employment Agreement to which the applicable HII Employee or HII Retiree is a party. From and after the Distribution, HII shall retain, pay, perform, fulfill and discharge all Liabilities arising out of or relating to the Converted HII Equity Compensation Awards. Effective as of the Distribution, each HII Employee and HII Retiree shall cease participation in all New NGC equity compensation plans. In all events, the adjustments to the Converted HII Equity Compensation Awards provided for in this Section 8.1 shall be made in a manner that, as determined by New NGC, avoids adverse tax consequences under Code Section 409A.
     Section 8.2 Tax Withholding and Reporting. Effective from and after the Distribution, HII shall be solely responsible for all Tax withholding obligations with respect to the Converted HII Equity Compensation Awards.
     Section 8.3 Tax Deductions. The rights of the members of the New NGC Group and the members of the HII Group to take deductions for New NGC Equity Compensation Awards and the Converted HII Equity Compensation Awards shall be determined in accordance with Section 8.2 of the Tax Matters Agreement.
ARTICLE IX
BENEFIT PLAN REIMBURSEMENTS, BENEFIT PLAN THIRD-PARTY CLAIMS
     Section 9.1 General Principles.
          (a) With respect to costs relating to Welfare Plan benefits (including, for the avoidance of doubt, claim costs, insurance premiums and administrative fees) provided to HII Employees and HII Retirees prior to Distribution that were not previously charged to a member of the HII Group, the HII Group shall reimburse New NGC within 30 days following receipt of an invoice from New NGC accompanied by reasonable documentation of such cost; provided that: (i) New NGC shall reduce such cost to reflect the receipt by New NGC after Distribution of amounts under the Medicare Part D Retiree Drug Subsidy Program or Early Retiree Reimbursement Program in respect of pre-Distribution claim costs of HII Retirees, with the amount of such reduction determined by New NGC using the allocation method historically applied by New NGC with respect to such amounts prior the Distribution; (ii) New NGC shall further reduce such cost to reflect any subrogation or reimbursement or similar recovery received by New NGC or a New NGC Benefit Plan after Distribution with respect to pre-Distribution claims incurred by HII Employees and HII Retirees; (iii) no such Welfare Plan costs shall be charged to, or adjustment amounts described in (ii) and (iii) credited to, the HII Group after March 31, 2013; and (iv) if, as of March 31, 2013, the adjustment amounts determined under (i) and (ii) exceed the costs chargeable to the HII Group as of that date, the New NGC Group shall reimburse the HII Group the amount of such excess.
          (b) From and after the Distribution, any services that a member of the New NGC Group shall provide to the members of the HII Group relating to any Benefit Plans shall be set forth in the Transition Services Agreement (and, to the extent provided therein, a member of the New NGC Group shall provide administrative services referred to in this Employee Matters Agreement).

          (c) From and after the Distribution, the members of the New NGC Group shall reimburse the members of the HII Group for any rebates or reimbursements received by a member of the New NGC Group from any third party (whether from a vendor, a taxing authority or any other third party) that relates to amounts paid by a member of the HII Group prior to the Distribution in connection with participation by HII Employees and HII Retirees in any New NGC Benefit Plan.
     Section 9.2 Benefit Plan Third-Party Claims. In the event of any conflict or inconsistency between the following provision on the one hand, and the Separation Agreement or any of the Ancillary Agreements on the other hand, the following provision shall control over the inconsistent provisions to the extent of the inconsistency:
     If a Third-Party Claim relates solely to the Benefit Plan of the Indemnifying Party, HII and New NGC shall take all actions necessary to substitute the Indemnifying Party and/or the relevant Benefit Plan of the Indemnifying Party as the proper party for such Third-Party Claim. If the Third-Party Claim relates to both an HII Benefit Plan and a New NGC Benefit Plan, HII and New NGC shall take all actions necessary to separate or otherwise partition the Third-Party Claim so as to allow each party to solely defend the claim relating to its own Benefit Plan (unless the parties mutually agree that such a separation or partition is unnecessary or inadvisable). If the Third-Party Claim cannot be transferred to the Indemnifying Party or separated or partitioned so as to allow each party to solely defend the claim relating to its own Benefit Plan, then New NGC shall defend the Third-Party Claim and HII may elect to participate in (but not control) the defense, compromise, or settlement of any such Third-Party Claim at its own expense (including allocated costs of HII in-house counsel and other HII personnel).
ARTICLE X
COOPERATION
     Section 10.1 Cooperation. Following the date of this Employee Matters Agreement, New NGC and HII shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to cooperate with respect to any employee compensation or benefits matters that New NGC or HII, as applicable, reasonably determines require the cooperation of both New NGC and HII in order to accomplish the objectives of this Employee Matters Agreement. Without limiting the generality of the preceding sentence, (a) New NGC and HII shall cooperate in coordinating each of their respective payroll systems in connection with the transfers of HII Employees to the HII Group and the Distribution, and (b) New NGC shall transfer records to HII as reasonably necessary for the proper administration of HII Benefit Plans, to the extent such records are in New NGC’s possession. The obligations of the HII Group and the New NGC Group to cooperate pursuant to this Section 10.1 shall remain in effect until all audits of all Benefit Plans with respect to which the other party may have information have been completed or the applicable statute of limitations with respect to such audits has expired.

ARTICLE XI
MISCELLANEOUS
     Section 11.1 Vendor Contracts. Prior to the Distribution, New NGC and HII shall use reasonable best efforts to (a) negotiate with the current third-party providers to separate and assign the applicable rights and obligations under each group insurance policy, health maintenance organization, administrative services contract, third-party administrator agreement, letter of understanding or arrangement that pertains to one or more New NGC Benefit Plans and one or more HII Benefit Plans (each, a “Vendor Contract”) to the extent that such rights or obligations pertain to HII Employees and HII Retirees and their respective Plan Payees or, in the alternative, to negotiate with the current third-party providers to provide substantially similar services to the HII Benefit Plans on substantially similar terms under separate contracts with HII or the HII Benefit Plans and (b) to the extent permitted by the applicable third-party provider, obtain and maintain pricing discounts or other preferential terms under the Vendor Contracts.
     Section 11.2 Further Assurances. Prior to the Distribution, if either party identifies any commercial or other service that is needed to ensure a smooth and orderly transition of its business in connection with the consummation of the transactions contemplated hereby, and that is not otherwise governed by the provisions of this Employee Matters Agreement, the parties will cooperate in determining whether there is a mutually acceptable arm’s-length basis on which the other party will provide such service.
     Section 11.3 Employment Tax Reporting Responsibility. HII and New NGC hereby agree to follow the standard procedure for United States employment tax withholding as provided in Section 4 of Rev. Proc. 2004-53, I.R.B. 2004-35.
     Section 11.4 Data Privacy. The parties agree that any applicable data privacy Laws and any other obligations of the HII Group and the New NGC Group to maintain the confidentiality of any employee information or information held by any Benefit Plans in accordance with applicable Law shall govern the disclosure of employee information among the parties under this Employee Matters Agreement. HII and New NGC shall ensure that they each have in place appropriate technical and organizational security measures to protect the personal data of the HII Employees and HII Retirees.
     Section 11.5 Employee Badges. HII shall use reasonable best efforts to cause HII Employees to remove references to NGC from such individuals’ security badges, effective as of the Distribution Date.
     Section 11.6 Third Party Beneficiaries. Nothing contained in this Employee Matters Agreement shall be construed to create any third-party beneficiary rights in any individual, including without limitation any HII Employee, New NGC Employee, New NGC Retiree or HII Retiree (including any dependent or beneficiary thereof) nor shall this Employee Matters Agreement be deemed to amend any Benefit Plan or to prohibit New NGC, HII or their respective Affiliates from amending or terminating any Benefit Plan.

     Section 11.7 Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Employee Matters Agreement, to be taken or occur effective as of the Distribution, or otherwise in connection with the Distribution shall not be taken or occur except to the extent specifically agreed by the parties.
     Section 11.8 Incorporation of Separation Agreement Provisions. The following provisions of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section 11.8 to an “Article” or “Section” shall mean Articles or Sections of the Separation Agreement, and references in the material incorporated herein by reference shall be references to the Separation Agreement): Article V (relating to Mutual Releases; Indemnification); Article VI (relating to Shared Gains and Shared Liabilities); Article VII (relating to Exchange of Information; Confidentiality); Article VIII (relating to Further Assurances and Additional Covenants); Article IX (relating to Termination); Article X (relating to Dispute Resolution); and Article XI (relating to Miscellaneous).
     Section 11.9 No Representation or Warranty. New NGC makes no representation or warranty with respect to any matter in this Employee Matters Agreement, including, without limitation, any representation or warranty with respect to the legal or tax status or compliance of any Benefit Plan, compensation arrangement or Employment Agreement, and New NGC disclaims any and all liability with respect thereto.
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     IN WITNESS WHEREOF, the parties have caused this Employee Matters Agreement to be executed by their duly authorized representatives.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

NEW P, INC.
By:
Name:
Title:

HUNTINGTON INGALLS INDUSTRIES, INC.
By:
Name:
Title:

[Signature Page to Employee Matters Agreement]